Federated Hermes SDG Engagement Equity Fund
A Portfolio of Federated Hermes Adviser Series
CLASS A SHARES (TICKER FHEQX)
INSTITUTIONAL SHARES (TICKER FHESX)
CLASS R6 SHARES (TICKER FHERX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED DECEMBER 31, 2024
Effective December 31, 2025, Mark Sherlock will serve as a portfolio manager of the Fund.
Under the section entitled “Fund Summary Information” in the sub-section entitled “Fund Management,” please add the following information for Mr. Sherlock:
“Mark Sherlock, Portfolio Manager, Head of the Sub-Adviser’s US Small and Mid Cap Team, has been the Fund’s portfolio manager since December of 2025.”
November 25, 2025

Federated Hermes SDG Engagement Equity Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457159 (11/25)
© 2025 Federated Hermes, Inc.